Exhibit 99.1

Contact:	Dennis Story	Beverly McDonald
	Chief Financial Officer	Senior Director, Corporate Marketing
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	770-955-7070	678-597-6528
	dstory@manh.com	bmcdonald@manh.com

Manhattan Associates Reports Record First Quarter 2016 Performance

Company raises full-year revenue and EPS guidance

ATLANTA – April 19, 2016 – Leading Supply Chain Commerce Solutions provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record non-GAAP adjusted diluted earnings per share for the first quarter ended March 31, 2016, of $0.42 compared to $0.34 in Q1 2015, on license revenue of $20.6 million and record total revenue of $149.9 million. GAAP diluted earnings per share for Q1 2016 was a record $0.38 compared to $0.31 in Q1 2015.

“We’re very pleased with our start to 2016. In this first quarter, we posted record financial results and our competitive win rates remain strong as our associates continue to execute very well serving our customers,” said Eddie Capel, Manhattan Associates President and CEO. “Our investments in omni-channel, retail store and distribution management solutions continue to drive growth and extend our market leadership position in a subdued world economy. We believe we are well positioned for a solid year in 2016 and beyond.”

FIRST QUARTER 2016 FINANCIAL SUMMARY:

•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.42 in Q1 2016, compared to $0.34 in Q1 2015.
•	GAAP diluted earnings per share was $0.38 in Q1 2016, compared to $0.31 in Q1 2015.
•	Consolidated total revenue was $149.9 million in Q1 2016, compared to $133.5 million in Q1 2015. License revenue was $20.6 million in Q1 2016, compared to $19.3 million in Q1 2015.
•	Adjusted operating income, a non-GAAP measure, was $47.9 million in Q1 2016, compared to $40.0 million in Q1 2015.

•	GAAP operating income was $43.1 million in Q1 2016, compared to $36.9 million in Q1 2015.
•	Cash flow from operations was $40.4 million in Q1 2016, compared to $15.2 million in Q1 2015. Days Sales Outstanding was 51 days at March 31, 2016, compared to 63 days at December 31, 2015.
•	Cash and investments totaled $114.7 million at March 31, 2016, compared to $128.8 million at December 31, 2015.
•

During the three months ended March 31, 2016, the Company repurchased 892,283 shares of Manhattan Associates common stock under the share repurchase program authorized by the Board of Directors, for a total investment of $48.5 million. In April 2016, the Board of Directors approved raising the Company's share repurchase authority to an aggregate of $50.0 million of the Company’s outstanding common stock.

SALES ACHIEVEMENTS:

•	Recognized license revenue of $1.0 million or more on three new contracts during Q1 2016.
•	Completed software license wins with new customers such as: aCommerce, Amrod, Bedrosians Tile & Stone, Central Garden & Pet Company, Levi Strauss & Co, Tokyo Chemical Industry, and Van Marcke Group.
•

Expanded relationships with existing customers such as: Ascena Retail Group, Batory Foods, Carhartt, Country Road Group, Express, Fashion Biz, Floor and Decor Outlets of America, Genesco, Hy-Vee, Itochu Logistics, J. Knipper and Company, lululemon athletica, Mercury Marine, Michael Kors Europe, Mothercare, Norix Group, Pitt-Ohio, REI, Samson, Santens, Sketchers USA, The Hillman Group, Under Armour, VF Services, Wineworks, and Winning Appliances.

2016 GUIDANCE

Manhattan Associates provides the following revenue and diluted earnings per share guidance for the full year 2016:

Manhattan Associates currently intends to publish, in each quarterly earnings release, certain expectations with respect to future financial performance. Those statements, including the guidance provided above, are forward looking. Actual results may differ materially. Those statements, including the guidance provided above, do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed after the date of the release.

Manhattan Associates will make its earnings release and published expectations available on its website (www.manh.com). Beginning the close of business on June 15, 2016, Manhattan Associates will observe a “Quiet Period” during which Manhattan Associates and its representatives will not comment concerning previously published financial expectations. Prior to the start of the Quiet Period, the public can continue to rely on the expectations published in this 2016 Guidance section as being Manhattan Associates’ current expectation on matters covered, unless Manhattan Associates publishes a notice stating otherwise. During the Quiet Period, previously published expectations should be considered historical only, and Manhattan Associates disclaims any obligation to update any previously published financial expectations during the Quiet Period. The Quiet Period will extend until publication of Manhattan Associates’ next quarterly earnings release, currently scheduled for the third full week of July 2016.

CONFERENCE CALL

The Company’s conference call regarding its first quarter financial results will be held today, April 19, 2016, at 4:30 p.m. Eastern Daylight Time. Investors are invited to listen to a live webcast of the conference call through the investor relations section of Manhattan Associates' website at www.manh.com. To listen to the live webcast, please go to the website at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.855.859.2056 in the U.S. and Canada, or +1.404.537.3406 outside the U.S., and entering the conference identification number 77743347 or via the web www.manh.com. The phone replay will be available for two weeks after the call, and the Internet webcast will be available until Manhattan Associates’ second quarter 2016 earnings release.

GAAP VERSUS NON-GAAP PRESENTATION

The Company provides adjusted operating income, adjusted net income and adjusted diluted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with – or alternatives to – GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ ability to understand and compare the Company’s results and guidance, because the measures provide important supplemental information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results, and because the Company’s competitors and peers typically publish similar non-GAAP measures. This release should be read in conjunction with the Company’s Form 8-K earnings release filing for the three months ended March 31, 2016.

Non-GAAP adjusted operating income, adjusted net income and adjusted diluted earnings per share exclude the impact of equity-based compensation and acquisition-related costs and the amortization thereof – all net of income tax effects. Reconciliations of the Company’s GAAP financial measures to non-GAAP adjustments are included in the supplemental information attached to this release.

ABOUT MANHATTAN ASSOCIATES

Manhattan Associates makes commerce-ready supply chains that bring all points of commerce together so you’re ready to sell and ready to execute. Across the store, through your network or from your fulfillment center, we design, build and deliver market-leading solutions that support both top-line growth and bottom-line profitability. By converging front-end sales with back-end supply chain execution, our software, platform technology and unmatched experience help our customers get commerce ready—and ready to reap the rewards of the omni-channel marketplace. For more information, please visit www.manh.com.

This press release contains “forward-looking statements” relating to Manhattan Associates, Inc.  Forward-looking statements in this press release include the information set forth under “2016 Guidance.” Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: uncertainty about the global economy, delays in product development, competitive pressures, software errors, information security breaches and the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.

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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2016	2015
	(unaudited)	(unaudited)
Revenue:
Software license	$20,607	$19,314
Services	116,263	101,203
Hardware and other	12,990	13,006
Total revenue	149,860	133,523
Costs and expenses:
Cost of license	3,152	2,906
Cost of services	51,904	44,784
Cost of hardware and other	9,757	10,547
Research and development	14,706	13,556
Sales and marketing	12,588	11,847
General and administrative	12,448	11,238
Depreciation and amortization	2,206	1,781
Total costs and expenses	106,761	96,659
Operating income	43,099	36,864
Other income, net	520	262
Income before income taxes	43,619	37,126
Income tax provision	16,139	13,922
Net income	$27,480	$23,204

Basic earnings per share	$0.38	$0.31
Diluted earnings per share	$0.38	$0.31

Weighted average number of shares:
Basic	72,630	73,979
Diluted	73,020	74,607

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Reconciliation of Selected GAAP to Non-GAAP Measures

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2016	2015

Operating income	$43,099	$36,864
Equity-based compensation (a)	4,688	3,078
Purchase amortization (b)	107	106
Adjusted operating income (Non-GAAP)	$47,894	$40,048

Income tax provision	$16,139	$13,922
Equity-based compensation (a)	1,734	1,154
Purchase amortization (b)	40	40
Adjusted income tax provision (Non-GAAP)	$17,913	$15,116

Net income	$27,480	$23,204
Equity-based compensation (a)	2,954	1,924
Purchase amortization (b)	67	66
Adjusted net income (Non-GAAP)	$30,501	$25,194

Diluted EPS	$0.38	$0.31
Equity-based compensation (a)	0.04	0.03
Purchase amortization (b)	-	-
Adjusted diluted EPS (Non-GAAP)	$0.42	$0.34

Fully diluted shares	73,020	74,607

(a)

Adjusted results exclude all equity-based compensation, to facilitate comparison with our competitors and peers and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof. Equity-based compensation is included in the following GAAP operating expense lines for the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015

Cost of services	$1,279	$791
Research and development	754	464
Sales and marketing	685	391
General and administrative	1,970	1,432
Total equity-based compensation	$4,688	$3,078

(b)

Adjustments represent purchased intangibles amortization from prior acquisition. Such amortization is excluded from adjusted results to facilitate comparison with our competitors and peers, to facilitate comparisons of the results of our core operations from period to period and for the other reasons explained in our Current Report on Form 8-K filed with the SEC on the date hereof.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands, except share and per share data)

	March 31, 2016	December 31, 2015
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$105,812	$118,416
Short-term investments	8,909	10,344
Accounts receivable, net of allowance of $5,999 and $7,031, respectively	84,119	97,379
Prepaid expenses and other current assets	11,365	10,772
Total current assets	210,205	236,911

Property and equipment, net	20,992	21,176
Goodwill, net	62,239	62,233
Deferred income taxes	2,915	4,648
Other assets	6,821	7,275
Total assets	$303,172	$332,243

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,111	$11,219
Accrued compensation and benefits	20,424	29,284
Accrued and other liabilities	12,271	13,853
Deferred revenue	70,201	68,757
Income taxes payable	6,110	4,072
Total current liabilities	119,117	127,185

Other non-current liabilities	9,089	9,566

Shareholders' equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2016 and 2015	-	-
Common stock, $0.01 par value; 200,000,000 shares authorized; 72,136,663 and 72,766,383 shares issued and outstanding at March 31, 2016 and December 31, 2015, respectively	721	728
Retained earnings	186,496	207,070
Accumulated other comprehensive loss	(12,251)	(12,306)
Total shareholders' equity	174,966	195,492
Total liabilities and shareholders' equity	$303,172	$332,243

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2016	2015
	(unaudited)	(unaudited)
Operating activities:
Net income	$ 27,480	$ 23,204
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,206	1,781
Equity-based compensation	4,688	3,078
Loss (Gain) on disposal of equipment	3	(7)
Tax benefit of stock awards exercised/vested	5,023	6,601
Excess tax benefits from equity-based compensation	(5,023)	(6,579)
Deferred income taxes	1,747	1,730
Unrealized foreign currency gain	(61)	(97)
Changes in operating assets and liabilities:
Accounts receivable, net	13,554	2,440
Other assets	(228)	(2,024)
Accounts payable, accrued and other liabilities	(12,186)	(13,489)
Income taxes	2,044	(1,119)
Deferred revenue	1,179	(344)
Net cash provided by operating activities	40,426	15,175

Investing activities:
Purchase of property and equipment	(1,906)	(3,098)
Net maturities (purchases) of investments	1,418	(1,279)
Net cash used in investing activities	(488)	(4,377)

Financing activities:
Purchase of common stock	(57,791)	(36,033)
Proceeds from issuance of common stock from options exercised	18	278
Excess tax benefits from equity-based compensation	5,023	6,579
Net cash used in financing activities	(52,750)	(29,176)

Foreign currency impact on cash	208	(241)

Net change in cash and cash equivalents	(12,604)	(18,619)
Cash and cash equivalents at beginning of period	118,416	115,708
Cash and cash equivalents at end of period	$ 105,812	$ 97,089

MANHATTAN ASSOCIATES, INC.

SUPPLEMENTAL INFORMATION

1.	GAAP and Adjusted earnings per share by quarter are as follows:

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
GAAP Diluted EPS	$0.31	$0.35	$0.38	$0.36	$1.40	$0.38
Adjustments to GAAP:
Equity-based compensation	0.03	0.02	0.05	0.03	0.12	0.04
Purchase amortization	-	-	-	-	-	-
Adjusted Diluted EPS	$0.34	$0.37	$0.42	$0.39	$1.52	$0.42
Fully Diluted Shares	74,607	74,126	73,761	73,555	74,038	73,020
2.	Revenues and operating income by reportable segment are as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Revenue:
Americas	$109,959	$117,154	$120,118	$117,245	$464,476	$128,807
EMEA	18,305	17,175	16,829	17,767	70,076	15,686
APAC	5,259	4,780	5,357	6,423	21,819	5,367
	$133,523	$139,109	$142,304	$141,435	$556,371	$149,860

GAAP Operating Income:
Americas	$30,182	$36,214	$36,407	$31,020	$133,823	$37,454
EMEA	5,522	4,516	5,909	6,363	22,310	4,439
APAC	1,160	644	1,364	2,145	5,313	1,206
	$36,864	$41,374	$43,680	$39,528	$161,446	$43,099

Adjustments (pre-tax):
Americas:
Equity-based compensation	$3,078	$2,661	$5,348	$3,441	$14,528	$4,688
Purchase amortization	106	106	113	107	432	107
	$3,184	$2,767	$5,461	$3,548	$14,960	$4,795

Adjusted non-GAAP Operating Income:
Americas	$33,366	$38,981	$41,868	$34,568	$148,783	$42,249
EMEA	5,522	4,516	5,909	6,363	22,310	4,439
APAC	1,160	644	1,364	2,145	5,313	1,206
	$40,048	$44,141	$49,141	$43,076	$176,406	$47,894

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Professional services	$72,659	$76,548	$80,994	$74,423	$304,624	$84,506
Customer support and software enhancements	28,544	30,796	31,555	32,559	123,454	31,757
Total services revenue	$101,203	$107,344	$112,549	$106,982	$428,078	$116,263
4.	Hardware and other revenue includes the following items (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Hardware revenue	$7,730	$7,080	$5,462	$9,243	$29,515	$8,761
Billed travel	5,276	4,927	5,163	4,797	20,163	4,229
Total hardware and other revenue	$13,006	$12,007	$10,625	$14,040	$49,678	$12,990
5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Revenue	$(3,426)	$(3,599)	$(3,421)	$(2,263)	$(12,709)	$(810)
Costs and expenses	(2,546)	(3,201)	(2,820)	(2,058)	(10,625)	(1,292)
Operating income	(880)	(398)	(601)	(205)	(2,084)	482
Foreign currency (losses) gains in other income	(86)	(4)	213	(199)	(76)	165
	$(966)	$(402)	$(388)	$(404)	$(2,160)	$647

Manhattan Associates has a large research and development center in Bangalore, India.  The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Operating income	$72	$468	$571	$492	$1,603	$682
Foreign currency gains (losses) in other income	45	182	423	2	652	(109)
Total impact of changes in the Indian Rupee	$117	$650	$994	$494	$2,255	$573

6.	Other income (loss) includes the following components (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Interest income	$324	$335	$336	$336	$1,331	$335
Foreign currency (losses) gains	(86)	(4)	213	(199)	(76)	165
Other non-operating income (expense)	24	28	55	33	140	20
Total other income (loss)	$262	$359	$604	$170	$1,395	$520

7.	Total equity-based compensation is as follows (in thousands except per share amounts):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Total equity-based compensation -restricted stock	$3,078	$2,661	$5,348	$3,441	$14,528	$4,688
Income tax provision	1,154	1,004	2,011	1,216	5,385	1,734
Net income	$1,924	$1,657	$3,337	$2,225	$9,143	$2,954
Diluted earnings per share - restricted stock	$0.03	$0.02	$0.05	$0.03	$0.12	$0.04
8.	Capital expenditures are as follows (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Capital expenditures	$3,098	$2,671	$3,850	$1,873	$11,492	$1,906
9.	Stock Repurchase Activity (in thousands):

	2015					2016
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Shares purchased under publicly-announced buy-back program	524	458	399	340	1,721	892
Shares withheld for taxes due upon vesting of restricted stock	212	2	9	3	226	163
Total shares purchased	736	460	408	343	1,947	1,055
Total cash paid for shares purchased under publicly-announced buy-back program	$26,306	$25,214	$25,001	$25,078	$101,599	$48,499
Total cash paid for shares withheld for taxes due upon vesting of restricted stock	9,727	83	508	221	10,539	9,292
Total cash paid for shares repurchased	$36,033	$25,297	$25,509	$25,299	$112,138	$57,791